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                       NATIONAL FOUNDRY SERVICES AGREEMENT

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

            THIS NATIONAL FOUNDRY SERVICES AGREEMENT ("Agreement") is dated and made effective this 11th day of March, 1997 (the "Effective Date") by and between NATIONAL SEMICONDUCTOR CORPORATION, a Delaware corporation, having its principal place of business at 2900 Semiconductor Drive, Santa Clara, California 95052-8090 ("National") and FAIRCHILD SEMICONDUCTOR CORPORATION, a Delaware corporation, having its principal place of business at 333 Western Avenue, South Portland, Maine 04106 ("Fairchild"). National and/or Fairchild may be referred to herein as a "Party" or the "Parties" as the case may require.

                                   WITNESSETH:

            WHEREAS, the Parties have entered into a certain Asset Purchase Agreement (hereinafter referred to as the "Purchase Agreement") under which Fairchild is acquiring certain of the assets of National's Logic, Memory and Discrete Power and Signal Technologies Business Units as historically conducted and accounted for (including Flash Memory, but excluding Public Networks, Programmable Products and Mil/Aero Logic Products) (the "Business"); and

            WHEREAS, National, using proprietary processes, has been manufacturing silicon wafers containing certain integrated circuits for Fairchild at the Facility; and

            WHEREAS, National and Fairchild desire to enter into an agreement under which National will continue to provide certain manufacturing services to Fairchild following the closing of the transactions contemplated by the Purchase Agreement; and

            WHEREAS, National and Fairchild recognize that the prices Fairchild shall pay to National for silicon wafers manufactured pursuant to this Agreement are determined based on the collateral transactions and ongoing relationship between the Parties, as expressed in the Purchase Agreement, Revenue Side Letter between National and Fairchild of even date herewith (the "Revenue Side Letter") and the Operating Agreements (as defined in Paragraph 6.2); and

            WHEREAS, the execution and delivery of this Agreement is a condition precedent to the closing of the transactions contemplated by the Purchase Agreement.

            NOW, THEREFORE, in furtherance of the foregoing premises and in consideration of the mutual covenants and obliga-
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tions hereinafter set forth, the Parties hereto, intending to be legally bound hereby, do agree as follows:

1.0  DEFINITIONS

            1.1 "Acceptance Criteria" shall mean the electrical parameter testing, process control monitor ("PCM") and other inspections for each Product and/or Process as set forth in Exhibit F hereto, all of which are to be performed by National prior to shipment of Wafers hereunder.

            1.2 "Best Efforts" shall require that the obligated Party make a diligent, reasonable and good faith effort to accomplish the applicable objective. Such obligation, however, does not require any material expenditure of funds or the incurrence of any material liability on the part of the obligated Party, which expenditure or liability is unreasonable in light of the related objective, nor does it require that the obligated Party act in a manner which would otherwise be contrary to prudent business judgment or normal commercial practices in order to accomplish the objective. The fact that the objective is not actually accomplished is no indication that the obligated Party did not in fact utilize its Best Efforts in attempting to accomplish the objective.

            1.3 "Confidential Information" shall have the meaning set forth in Paragraph 16.1 below.

            1.4  "Effective Date" shall mean the date first set forth above.

            1.5 "Equivalent Wafers" shall mean the actual number of Wafers in a given Process multiplied by the process complexity factor for that Process, as set forth in Exhibit A hereto.

            1.6 "Facility" shall mean National's existing wafer fabrication facility located at Arlington, Texas.

            1.7 "Fairchild" shall mean Fairchild Semiconductor Corporation and its Subsidiaries.

            1.8 "National" shall mean National Semiconductor Corporation and its Subsidiaries.

            1.9 "National Assured Capacity" shall mean the capacity that National agrees to supply Fairchild pursuant to Section 5 below.

            1.10 "Masks" shall mean the masks and reticle sets,


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including the mask holders and ASM pods, for the Products and Wafers used to manufacture Products hereunder.

            1.11 "Processes" shall mean those National proprietary wafer manufacturing processes and associated unit processes to be used in the fabrication of Wafers hereunder which are set forth in Exhibit A hereto, as such processes shall be modified from time to time as agreed by the Parties.

            1.12 "Products" shall mean Fairchild's integrated circuit products for which Wafers will be manufactured by National for Fairchild hereunder and which are identified by Fairchild's part numbers listed in Exhibit B hereto, which exhibit may be amended from time to time as the Parties may agree.

            1.13 "Quality and Reliability Criteria" shall mean National's manufacturing process quality and reliability specifications, as set forth in the revision of National Specification CP0008 which is in effect as of the Effective Date, and which are to be followed by National in manufacturing Wafers hereunder.

            1.14 "Specifications" shall mean the technical specifications as listed in Exhibit B for each of the Products as provided in this Agreement.

            1.15 "Subsidiary" shall mean any corporation, partnership, joint venture or similar entity more than fifty percent (50%) owned or controlled by a Party hereto, provided that any such entity shall no longer be deemed a Subsidiary after such ownership or control ceases to exist.

            1.16 "Wafers" shall mean six-inch (6") silicon wafers for any of the Products to be manufactured by National hereunder.

            1.17 "Wafer Module" shall mean any of the National six-inch (6") wafer fabrication units in Arlington, Texas.

2.0  PROCESSES

            2.1 All manufacturing hereunder shall take place at the Facility. National shall not manufacture Wafers or transfer any Fairchild-owned intellectual property or technical information outside of the Facility other than as may be permitted under this Agreement.

            2.2 Exhibit A lists the Processes which National shall use in manufacturing Wafers hereunder for Fairchild. Exhibit A may be amended from time to time by mutual agreement in writing of the Parties, as new processes are developed and older Pro-


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cesses become obsolete.

            2.3 National agrees to utilize Best Efforts to allow Fairchild to source Wafers from Taiwan Semiconductor Manufacturing Corporation ("TSMC") by means of the Joint Purchasing Arrangements as provided in the Transition Services Agreement between the Parties of even date herewith. Fairchild's target eight-inch Wafer process flow and expected eight-inch Wafer requirements are set forth in Exhibit H hereto.

            2.4 After qualification is successfully completed for any Product to be manufactured under this Agreement, if National desires to make material Process changes affecting form, fit or function, National will notify Fairchild of the intended change in accordance with National's process change procedures then in effect. If the proposed changes are unacceptable to Fairchild, Fairchild and National shall work together in efforts to resolve the problem and qualify the changed Process for making Wafers. If during the first fifteen (15) fiscal periods of this Agreement the Parties are unable to resolve the problem, National shall continue to run the unmodified Process to supply Wafers pursuant to this Agreement. After the first fifteen (15) fiscal periods of this Agreement, if the Parties are unable to resolve the problem, National shall have the right to make such Process changes upon the provision of ninety (90) days prior written notice to Fairchild.

            2.5 Should National elect to discontinue a Process, it must give Fairchild written notice of no less than twelve (12) fiscal periods. In no event, however, may National discontinue any Process during the first thirty-nine (39) fiscal periods of this Agreement unless Fairchild agrees. Subsequent to National's notice of Process discontinuance, National will make provisions with Fairchild for Last Time Buys, and commit to ship all Wafers requested in such Last Time Buys as the Parties may negotiate.

            2.6 Just prior to the qualification of National's eight inch (8") wafer fab in South Portland, Maine and National's 0.35 micron CMOS process technology in that wafer fab, the Parties will undertake good faith negotiations to make foundry capacity in said 8" wafer fab available to Fairchild under terms generally similar to those hereunder.

3.0   EXISTING PRODUCTS; SET UP AND QUALIFICATION OF NEW
      PRODUCTS; MODIFICATION OF EXISTING PRODUCTS

            3.1 For each new Product that Fairchild proposes to have National manufacture, Fairchild will provide to National in advance the Specifications and design layout of the Product for


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review and comment by National. The Parties will also agree on the Acceptance
Criteria, including electrical test parameters, and Quality and Reliability Criteria for the prototype Wafers to be manufactured for the new Product during the qualification process.

            3.2 An initial data base for Mask generation or pattern generation, or acceptable production Masks will be provided by Fairchild to National, at Fairchild's expense, for each new Product to be fabricated for Fairchild. In the alternative, Fairchild may provide National with prime die design data and National will provide the frame and fracture services and procure the Mask set at Fairchild's expense. After receipt of the initial data base, or pattern generation tape, or master or sub-master Mask set, additional and/or replacement Mask sets shall be the responsibility and expense of National. All such data bases, pattern generation tapes and Mask sets shall be the property of Fairchild, regardless of whether they were initially supplied by Fairchild or replaced by National.

            3.3 As soon as practical following agreement on the items in Paragraph 3.1 above, and following receipt of a written purchase order from Fairchild, National will begin manufacture of one or more lots of twelve (12) prototype Wafers for such Product as is specified in the purchase order. National will perform the electrical testing specified in the initial Acceptance Criteria and supply the test data to Fairchild with the prototype Wafers. National's obligation shall be limited to providing Wafers that meet the applicable PCM specifications and the associated test data. Fairchild will promptly inspect the prototype Wafers and notify National in writing of the results. If the prototype Wafers do not meet the Acceptance Criteria and Quality and Reliability Criteria, the Parties will cooperate in good faith to determine the reason for such failure.

            3.4 In connection with the completion of the qualification process for any new Product, Fairchild will deliver to National final Specifications for the Product incorporating any changes agreed in writing by the Parties during the qualification process. The Parties will also negotiate for each Product the final Acceptance Criteria and Quality and Reliability Criteria to be used for the commercial production lots of Wafers.

            3.5 Unless otherwise agreed in writing, production quantities of Wafers of a new Product will not be manufactured prior to completion of the qualification process under this Section 3. In the event that Fairchild desires for National to manufacture production quantities, the Parties will agree in writing on the terms before National accepts the purchase order.


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            3.6 If either Fairchild or National desires to make any changes to the final Specifications, Acceptance Criteria or Quality and Reliability Criteria for any existing Product, that Party shall notify the other Party in writing and negotiate the changes in good faith, including any changes in prices required by such modifications. A modification to any of the foregoing will be binding only when a writing to which such modification is attached has been signed by both Parties as provided in this Agreement. The Parties will separately negotiate the price and terms of any prototype Wafers required in connection with such change.

            3.7 National may at its discretion declare a Product obsolete if such Product has not been run in production for a minimum of six (6) fiscal periods. National must provide Fairchild with twelve (12) months prior written notice of an obsolescence declaration and make reasonable provisions with Fairchild for a Last Time Buy for such Product. Within thirty (30) days after completing production of Fairchild's Last Time Buy, National shall return all data bases and Masks for such Product to Fairchild.

4.0  CAPACITY; VOLUME COMMITMENTS; PRODUCTION PLANNING

            4.1 All planning herein will be done under National's accounting calendar which currently divides its fiscal year into four (4) equal fiscal quarters, each of which consists of three (3) fiscal periods. The first two (2) periods of each quarter are of four (4) weeks in duration and the third period is of five (5) weeks duration.

            4.2 Two (2) weeks prior to the end of each National fiscal period Fairchild will provide in writing to National a baseline quantity of Wafers, set forth in terms of Wafer starts by Wafer Module, for the next eight (8) fiscal periods (the "Capacity Request"). The Capacity Request shall clearly state each Wafer in terms of six-inch (6") Equivalent Wafers. Equivalency factors are set forth in Exhibit A. Fairchild's initial Capacity Request and National's Assured Capacity response formats are set forth in Exhibit D.

            4.3 Each fiscal period Fairchild may change the Capacity Request in accordance with the following table, provided that the maximum Capacity Request does not exceed Fairchild's share of a Wafer Module's installed equipment capacity as provided herein. Any changes outside those permitted under the following table must be by mutual consent of the Parties.

Fiscal Periods in the Capacity Request             Permitted Changes
--------------------------------------             -----------------


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                Period 1                                 Fixed
                Period 2                                 +/-10%
                Period 3                                 +/-15%
                Period 4                                 +/-20%
                Period 5                                 +/-25%
                Period 6                                 +/-30%
                Period 7                                 +/-35%
                Period 8                                 +/-40%

            4.4 Fairchild's share of a Wafer Module's installed equipment capacity will equal the previous National Assured Capacity for the Wafer Module, plus that percentage of any excess capacity available in the Wafer Module equal to Fairchild's percentage of the currently utilized capacity in said Wafer Module. Installed equipment capacity is set forth below:

            Wafer Module                  Annual Capacity
            ------------                  ---------------
            Arlington, TX                 20,000 6" wafers

            4.5 One (1) work week after receipt of the Capacity Request, National shall provide Fairchild with a response to such Capacity Request, the "National Assured Capacity". The National Assured Capacity must guarantee the amount requested in Fairchild's latest Capacity Request, provided that any changes to Fairchild's latest Capacity Request are within the limits of Paragraph 4.3. National shall utilize its Best Efforts to comply with any requests by Fairchild for capacity above those which are permitted under Paragraph 4.3. In any case, National shall be obligated hereunder to provide Fairchild with the Wafer starts guaranteed in the National Assured Capacity response. The initial National Assured Capacity response will be the last one provided prior to the Effective Date. Set forth below are two examples of the foregoing:

Example #1  The new Capacity Request is less than the last National Assured
            Capacity response.

                Period              A     B     C     D     E     F     G     H
                ------              -     -     -     -     -     -     -     -
Last Capacity Request              100   100   100   100   100   100   100   100
Last National Assured Capacity     100   100   100   100   100   100   100   100
New Capacity Request               100    90    85    80    75    70    65    65
New National Assured Capacity      100    90    85    80    75    70    65    65

Example #2  The new Capacity Request is greater than the last National Assured
            Capacity response.

                Period              A     B     C     D     E     F     G     H
                ------              -     -     -     -     -     -     -     -
Last Capacity Request              100   100   100   100   100   100   100   100


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Last National Assured Capacity     100   100   100   100   100   100   100   100
New Capacity Request               100   110   115   120   125   130   135   135
New National Assured Capacity      100   110   115   120   125   130   135   135

            4.6 The timetable for the rolling eight fiscal period Capacity Request, the National Assured Capacity response, purchase order release and detailed device level Wafer starts request for the next fiscal period are set forth in Exhibit D hereto.

5.0  PURCHASE ORDERS

            5.1 All purchases and sales between National and Fairchild shall be initiated by Fairchild's issuance of written purchase orders sent by either first class mail or facsimile. By written agreement of the Parties, purchase orders may also be sent and acknowledged by electronic data exchange or other mutually satisfactory system. Such "blanket" purchase orders shall be issued once per fiscal quarter for Wafers to be delivered three (3) fiscal periods in the future. They shall state the Wafer quantities (specifying whether equivalents or actual) by Wafer Module, and shipping and invoicing instructions. National shall accept purchase orders through a written or electronic acknowledgment. Within a reasonable time after receipt of Fairchild's detailed device level Wafer starts request for the next fiscal period, National shall provide Fairchild with a Wafer delivery schedule either on a weekly basis as the Wafers are started or for the Wafer starts for the entire fiscal period, as the parties may agree in writing. The purchase orders may utilize the first three
(3) fiscal periods forecast in the eight period rolling forecast supplied pursuant to Section 4, as the embodiment of the purchase order for specifying the Wafer quantity by Wafer Module and Process, and whether sorted or unsorted.

            5.2 In the event of any conflict between the terms and conditions of this Agreement and either Party's purchase order, acknowledgment, or similar forms, priority shall be determined as follows:

            (a) typewritten or handwritten terms on the face of a written purchase order, acknowledgment or similar document or in the main body of an electronic equivalent which have been specifically accepted in writing by the other Party's Program Manager;

            (b)   the terms of this Agreement;


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            (c)   preprinted terms incorporated in the purchase order,
                  acknowledgment or similar document.

            5.3 Consistent with standard practices of issuing specific device level details of part numbers to be fabricated on a weekly or periodic basis, Fairchild may unilaterally change the part number to be manufactured, provided that National agrees that the change does not negatively impact National's loadings and provided further that there is no change in the Process flow to be used. A change that will negatively impact loading or alter the Process flow may only be directed upon National's agreement; National shall utilize its Best Efforts to comply with such requested change. The specific part number detail shall be submitted by first class mail or facsimile. By written agreement of the Parties, specific part number detail may also be sent by electronic data exchange, or other mutually satisfactory system.

            5.4 Fairchild shall request delivery dates which are consistent with National's reasonable lead times for each Product as indicated at the time Fairchild's purchase order is placed. Notwithstanding the foregoing, National shall utilize its Best Efforts to accommodate requests by Fairchild for quick turnarounds or "hot lots", which includes prototype lots. Hot lot cycle times and the premiums to be paid therefor are listed in Exhibit K.

            5.5 National may manufacture lots of any size which satisfy the requirements of effective manufacturing. However, Fairchild must place orders for full flow and prototype Products in increments of twelve (12) or twenty-four
(24) Wafers.

6.0  PRICES AND PAYMENT

            6.1 Set forth herein in Exhibit M is the Forecasted Volume of Wafers by Process that Fairchild will purchase from National during the term of this Agreement. Set forth in Exhibit N hereto are the prices which Fairchild shall pay to National for Wafers manufactured hereunder during the first six (6) fiscal periods of this Agreement.

            6.2 The Parties hereby acknowledge that the prices Fairchild shall pay to National for silicon wafers manufactured pursuant to this Agreement are based on the collateral transactions and ongoing relationship between the Parties as expressed in the Purchase Agreement, Revenue Side Letter and corresponding Fairchild Foundry Services Agreement, Fairchild Assembly Services Agreement, and Mil/Aero Wafer and

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Services Agreement of even date herewith between the Parties (collectively the
"Operating Agreements"). The prices which Fairchild shall pay to National for Wafers manufactured hereunder after the first six (6) fiscal periods of this Agreement are set forth herein at Exhibit L. In addition, Products that qualify will be subject to a die cost adjustment as provided in Exhibit E.

            6.3 For purposes of Exhibit L, Fairchild, or any "Big 6" accounting firm designated by Fairchild, shall have reasonable rights to audit not more than twice each fiscal year the books and records of National relevant to the pricing terms of this Agreement in order to come to agreement with National with regard to National's actual manufacturing costs.

            6.4 Prices are quoted and shall be paid in U.S. Dollars. Such prices are on an FOB ship point basis. Payment terms are net thirty (30) from date of invoice. Miscellaneous services may be invoiced separately.

            6.5 Fairchild shall pay, in addition to the prices quoted or invoiced, the amount of any freight, insurance, special handling and duties. Fairchild shall also pay all sales, use, excise or other similar tax applicable to the sale of goods or provision of services covered by this Agreement, or Fairchild shall supply National with an appropriate tax exemption certificate.

            6.6 Fairchild shall in no event be required to pay prices in excess of those charged by National for other third party foundry customers, for substantially similar products sold on substantially similar terms (e.g., volume, payment terms, manufacturing criteria, contractual commitments vs. spot buys, etc.). In the event National desires to perform such foundry services for other third party customers at such lower prices, National shall immediately notify Fairchild and Fairchild shall begin receiving the benefit of such lower price at the same time as such other third party customer. This Paragraph 6.6 shall not apply to the prices to be paid by Fairchild hereunder for the first twelve (12) fiscal periods of this Agreement, or for "spot buys" intended to fill underutilized capacity thereby caused by Fairchild.

7.0   OTHER MANUFACTURING SERVICES

            7.1 At Fairchild's request, National will perform Wafer sort and test services based on sort and test programs prepared, owned and otherwise proprietary to Fairchild. Towards that end, Fairchild shall supply National with


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Fairchild-owned specific probe cards, load boards and test software in order that National may provide such services. Wafer sort shall be priced by hours of active sorting, with specific prices as set forth in Exhibit G.

            7.2 At Fairchild's request, National shall continue to provide certain ongoing operational support services (the "Miscellaneous Support Services") to Fairchild at the same level of support that was in effect as of the Effective Date on a purchase order basis at prices to be negotiated by the Parties case-by-case.

            7.3 In support of the Processes and those manufacturing processes listed in Exhibit C, National will make available design support information including the following items:

            (a)   Layout design rules.

            (b) Industry standard models for active devices (BSIM3v3 for CMOS devices and Gummel-Poon with parasitics for bipolar devices) representing nominal conditions and performance corners.

            (c) Industry standard models, as stated in the Fairchild NTPRS document in effect as of the Effective Date, for parasitic elements, such as interconnect resistances and capacitances, sheet resistivities of all conducting layers, parasitic capacitances for diffused areas, and so forth, including additional elements or devices intended for mixed-signal applications.

            (d)   Process cross sections, if not already available at Fairchild.

            (e) Sufficient sizing and PCM information to assure the integrity of Masks ordered in support of Products to be manufactured.

            (f) Yield models plus applicable current and forecast parameters such as Ys and Do for those models.

This information should be in the form of at least one controlled paper copy or electronic access to a controlled copy. Fairchild, at its discretion, may request a controlled electronic copy of the required information in lieu of the paper copy. National will provide the foregoing services at no charge to Fairchild, limited to those engineering services


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performed as of the Effective Date. Any additional requests are subject to fees set forth in Exhibit J.

8.0  DELIVERY; RESCHEDULING AND CANCELLATION

            8.1 National shall make reasonable and diligent efforts to deliver Wafers on the delivery dates specified in the Product delivery schedule provided by National pursuant to Paragraph 5.1. Any shipment made within fifteen (15) days before or after the shipment date(s) specified in said Product delivery schedule shall constitute timely shipment. Partial shipments will be allowed and may be invoiced separately. A delivery will be considered conforming if it contains a quantity equal to plus or minus five percent (5%) of the quantity ordered.

            8.2 If National has not made shipment of Products within fifteen
(15) days after the shipment date specified in the Product delivery schedule provided by National pursuant to Paragraph 5.1, Fairchild shall have the right, subject to Paragraph 18.2, to cancel that portion of its purchase order pertaining to such Products, but only in the event that Fairchild's customer for those Products has cancelled its order with Fairchild for such Products. Notwithstanding the foregoing, if National has not made shipment of Products within thirty (30) days after the shipment date specified in the Product delivery schedule, Fairchild shall have the right, subject to Paragraph 18.2, in its sole discretion, to cancel that portion of its purchase order pertaining to such Products, regardless of whether Fairchild's customer has cancelled its order with Fairchild or not.

            8.3 All Wafers delivered pursuant to the terms of this Agreement shall be suitably packed for shipment in National's standard containers, marked for shipment to Fairchild's address set forth in the applicable purchase order and delivered to a carrier or forwarding agent chosen by Fairchild. Should Fairchild fail to designate a carrier, forwarding agent or type of conveyance, National shall make such designation in conformance with its standard shipping practices. Shipment will be F.O.B. shipping point, at which time risk of loss and title shall pass to Fairchild. Shipments will be subject to incoming inspection as set forth in Paragraph 9.2 below.

            8.4 To facilitate the inspection of Product deliveries to Fairchild, lot integrity shall be maintained on all such deliveries, unless specifically waived by mutual agreement of the Parties.


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            8.5 Subject to the provisions of Section 5 hereof, Fairchild may cancel any purchase order upon at least one (1) week's notice prior to the commencement of manufacturing without charge, provided that Fairchild reimburses National for the cost of any unique raw materials purchased for such order.

            8.6 Fairchild may request that National stop production of Wafers in process for Fairchild's convenience and National will consider stopping depending on the point of process. In such event, Fairchild shall pay for all Wafers at the agreed price, subject to a negotiated adjustment based upon the degree of completion of the Wafers and whether or not National is able to utilize the unfilled capacity. National will, if reasonably practicable, restart production of stopped Wafers one time within a reasonable time after receipt of a written request from Fairchild, subject to Fairchild's payment of any additional expenses incurred. Sections 9, 10 and 11 of this Agreement shall not apply to Wafers stopped under this Paragraph 8.6 for more than thirty (30) days, nor shall National make any commitments of yield with respect to such Wafers.

            8.7 In the event that Fairchild elects to maintain an inventory of partially finished Wafers, ownership of the partially finished Wafers will pass to Fairchild when they reach the holding point defined by the relevant Process flow. National will invoice Fairchild for such Wafers, but they will be stored under clean-room conditions and remain in the Wafer processing WIP management system. National will inform Fairchild of the number and types of these Wafers remaining in inventory at the end of each fiscal period. Further, the electronic records and physical inventory shall be available for inspection by Fairchild at any time. National shall credit Fairchild with the amount previously invoiced for any such Wafers at such time as they are restarted in the Process flow.

            8.8 As of 12:01 A.M. on the Effective Date, Fairchild will own all Wafers located at the Facility which National has commenced processing but which have not yet been completed in accordance with the pertinent Process flow. Unless expressly directed by Fairchild otherwise, National shall continue to process each Wafer to a normal state of completion in the applicable Wafer Module. Fairchild shall pay National for the accumulated additional processing costs, plus a twenty-five percent (25%) mark up, for the additional processing taking place on and after the Effective Date. The provisions of Sections 9, 10 and 11 hereof, shall specifically apply to all such Wafers.


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9.0  QUALITY CONTROL AND INSPECTION; AND RELIABILITY

            9.1 National will manufacture Wafers in accordance with the Quality and Reliability Criteria for the applicable Product. Prior to shipment, National will perform the electrical parameter testing and other inspections specified to be performed by it in the applicable Acceptance Criteria on each Wafer lot manufactured. National will only ship those Wafer lots that successfully pass the applicable Acceptance Criteria. National will electronically provide Fairchild with the electrical test data specified in the applicable Acceptance Criteria. Wafers will be laser scribed with lot and wafer number for statistical monitoring and lot number traceability.

            9.2 Fairchild shall promptly provide for inspection and testing of each shipment of Wafers upon receipt in accordance with the Acceptance Criteria and shall notify National in writing of acceptance of the Wafers. If Fairchild has not given written notice to National of rejection of all or part of a shipment within thirty (30) days of receipt, Fairchild will be deemed to have accepted such Wafers. In the event any lot or Wafer is found to fail the Acceptance Criteria prior to final acceptance, Fairchild shall promptly return it to National, together with all test data and other information reasonably required by National. Upon confirmation by National that such Wafers fail the Acceptance Criteria, National shall replace such lot or Wafer on a timely basis.

            9.3 Fairchild shall promptly provide for yield probe tests to be conducted on the Wafers and communicate the results of the tests to National within thirty (30) days of receipt of Wafers from National. The right to return any Wafers for low yield shall be governed by Section 10 below.

            9.4 MPS-3-000 (Material Procurement Specification) - General Provisions and Quality Requirements for External (Non-National) Wafer Fab Facilities and MPS-3-001 (Material Procurement Specification) - Technical Requirements for CMOS Processing are the National policies for the purchase of integrated circuits from independent suppliers. These policies as in effect at the Effective Date shall provide criteria for the initial and continuing qualification of the Facility and evaluation of Wafers manufactured by National hereunder. To the extent that those policies are not inconsistent with the provisions of this Agreement, Fairchild shall not be required to accept delivery of any Wafers hereunder if National fails to comply with said policies or such other similar policies

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as may be mutually agreed to in writing by the Parties.

            9.5 National hereby warrants that the Facility currently is, and will remain throughout the term of this Agreement, ISO9000 certified.

10.0  MINIMUM YIELD ASSURANCES

            10.1 National will guarantee a minimum yield assurance ("MYA") on a per Product basis for those Wafers fabricated and probed by National. For Wafers not sorted by National the MYA limits will apply only to Wafers whose substandard yield is caused by materials or National's workmanship. MYAs shall function as a reliability screen hereunder for maverick Wafers, via standard sort test results and yield.

            10.2 The baseline yield and initial MYA for each Product to be manufactured by National hereunder is set forth in Exhibit B hereto.

            10.3 For a new Product, the baseline yield and MYA will be established after a minimum of twenty (20) Wafer lot runs have been tested to production released test programs. A new baseline yield and MYA will be calculated whenever Fairchild makes any modifications to said test programs.

            10.4 For Products that qualify for die cost sharing, as provided in Exhibit E, the baseline Net Die Per Wafer (NDPW) for the Product will be used for defining the MYA. For all other Products, each fiscal quarter, each Product's baseline yield will be calculated using the previous fiscal quarter's results, or the previous twenty (20) Wafer lot runs if less than twenty (20) Wafer lot runs were processed in said previous quarter. The mean and standard deviation (sigma) yield for a Product will be calculated using individual Wafer data. Zero yielding Wafers will be excluded from such calculations. The results of such calculations will be used in defining the MYA for that Product for the quarter in which the calculations are made, but only if the mean yield changes by more than +/-2%.

            10.5 MYA will be determined as follows. For purposes of Wafers manufactured in the Facility, Wafers which yield less than sixty percent (60%) of the mean will be considered discrepant and may be returned for full credit at Fairchild's discretion. In no event shall National accept returns of Wafers on non-released products.

            10.6 Fairchild shall provide yield analysis information on Wafers returned to National under this Section 10, in order to assist National in continuous Process improvement.

            10.7 In the event of an extended period of substandard yields on a Product, National will utilize its Best Efforts to correct any Process related causes and the Parties will negotiate in good faith to make up for the Process related yield loss experienced by Fairchild and its customers.

11.0  WARRANTY

            11.1 National warrants that the Wafers delivered hereunder shall meet the Quality and Reliability Criteria and shall be free from defects in material and National's workmanship under normal use for a period of one (1) year from the date of delivery. If, during the one year period:

            (i)   National is notified in writing promptly upon discovery
                        with a detailed description of any such defect in any Product (at which time National shall issue a return material authorization number to Fairchild), and;

           (ii)   Fairchild returns such Product to the applicable
                        Facility at Fairchild's expense for inspection;
                        and

          (iii)   National's examination of such Product reveals that the
                        Product is indeed defective and does not meet the applicable Quality and Reliability Criteria or is defective in materials or National's workmanship and such problems are not caused by accident, abuse, misuse, neglect, improper storage, handling, packaging or installation, repair, alteration or improper testing or use by someone other than National then, within a reasonable time, National, at its sole option, shall either replace or credit Fairchild for such defective Product. National shall return any Products replaced under this warranty to Fairchild transportation prepaid, and shall reimburse Fairchild for the transportation charges paid by Fairchild in returning such defective Products to National.

            11.2 THE FOREGOING WARRANTY CONSTITUTES NATIONAL'S

EXCLUSIVE LIABILITY, AND FAIRCHILD'S EXCLUSIVE REMEDY, FOR ANY BREACH OF WARRANTY. EXCEPT AS SET FORTH HEREIN, NATIONAL MAKES AND FAIRCHILD RECEIVES NO WARRANTIES OR CONDITIONS ON THE PRODUCTS, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND NATIONAL SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

12.0  ON-SITE INSPECTION AND INFORMATION

            12.1 National shall allow Fairchild and/or Fairchild's customers to visit and evaluate the Facility during normal business hours as part of established source inspection programs, it being understood and agreed between Fairchild and National that Fairchild must obtain the concurrence of National for the scheduling of all such visits, which such concurrence shall not be unreasonably withheld. It is anticipated that such visits will occur no more than once per quarter on average.

            12.2 Upon Fairchild's written request, National will provide Fairchild with process control information, to include but not be limited to: process and electrical test yield results, current process specifications and conformance to specifications; calibration schedules and logs for equipment; environmental monitor information for air, gases and DI water; documentation of operator qualification and training; documentation of traceability through National's operation; and National verification information. Except for exigent circumstances, such requests shall not be made more than twice per year for a given category of information.

13.0  PRODUCT ENGINEERING SUPPORT

            13.1 The Parties will cooperate in allowing Fairchild employees to have reasonable access to the Facility during the term of this Agreement (the "Fairchild Engineering Team"), in order to assist in Product developments and improvements. National will provide reasonable office space to the Fairchild Engineering Team, if required on a temporary basis, not to exceed sixty (60) days per occurrence, at no expense to Fairchild. Should the Fairchild Engineering Team require long term, dedicated office space, Fairchild agrees to pay National the overhead cost associated with such space. The Fairchild Engineering Team will comply with all applicable National regulations in force at the Facility and Fairchild hereby agrees to hold National harmless for any damages or liability caused by any member of the Fairchild Engineering Team, which are attributable to: (i) the negligence or willful malfeasance of such member, and (ii) any failure by such member to comply with National's regulations in force at the Facility or with applicable law.

            13.2 National shall assist the efforts of the Fairchild Engineering Team and provide Fairchild with reasonable and timely support.

            13.3 National shall assist Fairchild in any efforts to identify any reliability problems that may arise in a Product. Fairchild shall correct Product related problems and National shall correct all Process related problems.

14.0  TERM AND TERMINATION

            14.1 The term of this Agreement shall be thirty-nine (39) fiscal periods from the Effective Date, provided however that the Parties shall not less than eight (8) fiscal periods prior to the end of such thirty-ninth (39th) fiscal period determine in good faith a ramp-down schedule of production so as to minimize disruption to both Parties. If the Parties are unable to agree on the terms governing a ramp-down, Fairchild shall be allowed to reduce its purchase commitment by not more than twenty percent (20%) per fiscal quarter, starting one fiscal quarter after the initial thirty-nine (39) fiscal period term of this Agreement. Fairchild will provide National with not less than ninety (90) days prior written notice of any such reduction.

            14.2 This Agreement may be terminated, in whole or in part, by one Party sending a written notice to the other Party of its election to terminate, which notice specifies the reason for the termination, upon the happening of any one or more of the following events:

            (a) the other Party is the subject of a petition filed in a bankruptcy court of competent jurisdiction, whether voluntary or involuntary, which petition in the event of an involuntary petition is not dismissed within sixty (60) days; if a receiver or trustee is appointed for all or a substantial portion of the assets of the other Party; or if the other Party makes an assignment for the benefit of its creditors; or

            (b) the other Party fails to perform substantially any material covenant or obligation, or breaches any material representation or warranty provided for herein; provided, however, that no right of termination shall arise hereunder until sixty (60) days after receipt of written notice by the Party who has failed to perform from the other Party, specifying the failure of performance, and said failure having not been remedied or cured during said sixty (60) day period.

            14.3 Upon termination of this Agreement, all rights granted hereunder shall immediately terminate and each Party shall return to the other Party any property belonging to the other Party which is in its possession, except that National may continue to retain and use any rights or property belonging to Fairchild solely for the period necessary for it to finish manufacturing during any ramp-down period. Nothing in this Section 14 is intended to relieve either Party of any liability for any payment or other obligations existing at the time of termination.

            14.4 The provisions of Sections 11, 15, 16 and Paragraphs 18.5 and
18.8 shall survive the termination of this Agreement for any reason.

15.0  EXPORT CONTROL

            15.1 The Parties acknowledge that each must comply with all rules and laws of the United States government relating to restrictions on export. Each Party agrees to use its Best Efforts to obtain any export licenses, letters of assurance or other documents necessary with respect to this Agreement.

            15.2 Each Party agrees to comply fully with United States export laws and regulations, assuring the other Party that, unless prior authorization is obtained from the competent United States government agency, the receiving Party does not intend and shall not knowingly export or re-export, directly or indirectly, any Wafers, Products, technology or technical information received hereunder, that would be in contravention of any laws and regulations published by any United States government agency.

16.0  CONFIDENTIALITY

            16.1 For purposes of this Agreement, "Confidential Information" shall mean all proprietary information, including Fairchild and/or National trade secrets relating to the subject matter of this Agreement disclosed by one of the

Parties to the other Party in written and/or graphic form and originally designated in writing by the disclosing Party as Confidential Information or by words of similar import, or, if disclosed orally, summarized and confirmed in writing by the disclosing Party within thirty (30) days after said oral disclosure, that the orally disclosed information is Confidential Information.

            16.2 Except as may otherwise be provided in the Technology Licensing and Transfer Agreement between the Parties of even date herewith, each Party agrees that it will not use in any way for its own account, or for the account of any third party, nor disclose to any third party except pursuant to this Agreement, any Confidential Information revealed to it by the other Party. Each Party shall take every reasonable precaution to protect the confidentiality of said information. Each Party shall use the same standard of care in protecting the Confidential Information of the other Party as it normally uses in protecting its own trade secrets and proprietary information.

            16.3 Notwithstanding any other provision of this Agreement, no information received by a Party hereunder shall be Confidential Information if said information is or becomes:

            (a) published or otherwise made available to the public other than by a breach of this Agreement;

            (b) furnished to a Party by a third party without restriction on its dissemination;

            (c) approved for release in writing by the Party designating said information as Confidential
                  Information;

            (d) known to, or independently developed by, the Party receiving Confidential Information hereunder without reference to or use of said Confidential Information; or

            (e) disclosed to a third party by the Party transferring said information hereunder without restricting its subsequent disclosure and use by said third party.

            16.4 In the event that either Party determines on the advice of its counsel that it is required to disclose any information pursuant to applicable law or receives any demand under lawful process to disclose or provide information of the other Party that is subject to the confidentiality provisions hereof, such Party shall notify the other Party prior to disclosing and providing such information and shall cooperate at the expense of the requesting Party in seeking any reasonable protective arrangements requested by such other Party. Subject to the foregoing, the Party that receives such request may thereafter disclose or provide information to the extent required by such law (as so advised by counsel) or by lawful process.

17.0  REPORTS AND COMMUNICATIONS

            17.1 Each Party hereby appoints a Program Manager whose responsibilities shall include acting as a focal point for the technical and commercial discussions between them related to the subject matter of this Agreement, to include monitoring within his or her respective company the distribution of Confidential Information received from the other Party and assisting in the prevention of the unauthorized disclosure of Confidential Information within the company and to third parties. The Program Managers shall also be responsible for maintaining pertinent records and arranging such conferences, visits, reports and other communications as are necessary to fulfill the terms and conditions of this Agreement. The names, addresses and telephone numbers of the Program Managers will be communicated between the Parties from time to time.

18.0  GENERAL

            18.1 AMENDMENT: This Agreement may be modified only by a written document signed by duly authorized representatives of the Parties.

            18.2 FORCE MAJEURE: A Party shall not be liable for a failure or delay in the performance of any of its obligations under this Agreement where such failure or delay is the result of fire, flood, or other natural disaster, act of God, war, embargo, riot, labor dispute, unavailability of raw materials or utilities (provided that such unavailability is not caused by the actions or inactions of the Party claiming force majeure), or the intervention of any government authority, providing that the Party failing in or delaying its performance immediately notifies the other Party of its inability to perform and states the reason for such inability.

            18.3 ASSIGNMENT: This Agreement may not be assigned by any Party hereto without the written consent of the other Party; provided that Fairchild may assign its rights but not its obligations hereunder as collateral security to any bona fide financial institution engaged in acquisition financing in the ordinary course providing financing to consummate the transactions contemplated by the Purchase Agreement or any bona fide financial institution engaged in acquisition financing in the ordinary course through whom such financing is refunded, replaced, or refinanced and any of the foregoing financial institutions may assign such rights in connection with a sale of Fairchild or the Business in the form then being conducted by Fairchild substantially as an entirety. Subject to the foregoing, all of the terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, and shall be enforceable by, the respective successors and assigns of the Parties hereto.

            18.4 COUNTERPARTS: This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

            18.5 CHOICE OF LAW: This Agreement, and the rights and obligations of the Parties hereto, shall be interpreted and governed in accordance with the laws of the State of California, without giving effect to its conflicts of law provisions.

            18.6 WAIVER: Should either of the Parties fail to exercise or enforce any provision of this Agreement, such failure shall not be construed as constituting a waiver or a continuing waiver of its rights to enforce such provision or right or any other provision or right. Should either of the Parties waive any provision or right under this Agreement, such waiver shall not be construed as constituting a waiver of any other provision or right.

            18.7 SEVERABILITY: If any provision of this Agreement or the application thereof to any situation or circumstance shall be invalid or unenforceable, the remainder of this Agreement shall not be affected, and each remaining provision shall be valid and enforceable to the fullest extent.

            18.8 LIMITATION OF LIABILITY: IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE OTHER PARTY'S PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT, OR THE FURNISHING, PERFORMANCE, OR USE OF ANY GOODS OR SERVICES SOLD PURSUANT HERETO, WHETHER DUE TO BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE OR OTHERWISE, REGARDLESS OF WHETHER THE

NONPERFORMING PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR NOT.

            18.9 EFFECT OF HEADINGS: The headings and sub-headings contained herein are for information purposes only and shall have no effect upon the intended purpose or interpretation of the provisions of this Agreement.

            18.10 INTEGRATION: The agreement of the Parties, which is composed of this Agreement and the Exhibits hereto and the documents referred to herein, constitutes the entire agreement and understanding between the Parties with respect to the subject matter of this Agreement and integrates all prior discussions and proposals (whether oral or written) between them related to the subject matter hereof.

            18.11 PUBLIC ANNOUNCEMENT: Prior to the closing of the transactions contemplated under the Purchase Agreement, neither Fairchild nor National shall, without the approval of the other Party hereto, make any press release or other public announcement concerning the terms of the transactions contemplated by this Agreement, except as and to the extent that any such Party shall be so obligated by law, in which case the Party shall use its Best Efforts to advise the other Party thereof and the Parties shall use their Best Efforts to cause a mutually agreeable release or announcement to be issued; provided that the foregoing shall not preclude communications or disclosures necessary to (a) implement the provisions of this Agreement or (b) comply with accounting, securities laws and Securities and Exchange Commission disclosure obligations. Fairchild shall provide National with a reasonable opportunity to review and comment on any references to National made by Fairchild (and shall not include any such references to National without the written consent of National, which consent shall not be unreasonably withheld or delayed) in any written materials that are intended to be filed with the Securities and Exchange Commission in connection with obtaining financing required to effect the transactions contemplated in connection with the Purchase Agreement or intended to be distributed to prospective purchasers pursuant to an offering made under Rule 144A promulgated under the Securities Act of 1933 in connection with obtaining such financing.

            18.12 NO PARTNERSHIP OR AGENCY CREATED: Nothing contained herein or done pursuant to this Agreement shall constitute the Parties as entering upon a joint venture or partnership, or shall constitute either Party the agent for the other Party for any purpose or in any sense whatsoever.

            18.13 BINDING EFFECT: This Agreement and the rights and obligations hereunder shall be binding upon and inure to the benefit of the Parties hereto and to their respective successors and assigns.

            18.14 NOTICES: All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by a recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

            National:       National Semiconductor Corporation
                            2900 Semiconductor Drive
                            P.O. Box 58090
                            M/S 16-135
                            Santa Clara, CA  95052-8090
                            Attn:  General Counsel
                            FAX:  (408) 733-0293

            Fairchild:      Fairchild Semiconductor Corporation
                            M/S 01-00 (General Counsel)
                            333 Western Avenue
                            South Portland, ME  04106
                            FAX:  (207) 761-6020

or to such other place as such Party may designate as to itself by written notice to the other Party.

            IN WITNESS WHEREOF, the Parties have had this Agreement executed by their respective duly authorized officers on the day and date first written above. The persons signing warrant that they are duly authorized to sign for and on behalf of the respective Parties.

FAIRCHILD SEMICONDUCTOR CORPORATION


By: /s/ Joseph R. Martin
    -----------------------
Title: Executive V.P.

NATIONAL SEMICONDUCTOR CORPORATION


By: /s/ John M. Clark III
    -----------------------
Title: Senior V.P.

                                    EXHIBIT A

                                    PROCESSES

6-inch Wafer Process Flows:  National Texas Fab

--------------------------------------------------------------------------------
                             Process Description and
Process Name                Acceptance Specification               Status
--------------------------------------------------------------------------------

CS200EE            EEPROM variation of CS200 with single poly      Prod
                   and double metal
                   Spec:  NSTE PS-0008 and Keithley files
                   mk410p19.lim and mk410t02.dsp

--------------------------------------------------------------------------------
CS160EE            EEPROM variation of CS200 with single           Prod
                   poly, reduced gate poly width, and double metal
                   Spec. NSTE PS-0008 and Keithley files
                   mk536p10.lim and mk536t06.dsp

--------------------------------------------------------------------------------
CS080A             Standard 0.8(mu) core CMOS, with single         Prod
                   poly, Tungsten Metal 1 and Aluminum Metal 2
                   Spec:  NSTE PS-0008 and Keithley files
                   mk612p10.lim and mk612102.dsp
--------------------------------------------------------------------------------

                                    EXHIBIT B

                        PRODUCT LIST AND SUPPORTING DATA

Products manufactured in Texas


-------------------------------------------------------------------------------------------------------------------------------
     Division         Product ID     Mask ID & Rev     Process Flow        Sort Test        Sort W/hr       MYA       Date
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM66C57          NM66C57 A        CS160EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM88C11          NM88C11 A        CS200EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM95C12          NM95C12 A        CS200EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM66C02          NM66C02 A        CS160EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM93C55          NM93C55 A        CS200EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM66C04          NM66C04 A        CS160EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM25C14          NM25C14 A        CS160EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM88C06          NM88C06 A        CS160EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM66C06          NM66C06 A        CS160EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM88C46          NM88C46 A        CS160EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM93C46          NM93C46 C        CS160EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM66C56          NM66C56 A        CS160EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM93C55          NM93C55 A        CS160EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM66C66          NM66C66 A        CS160EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM66C08          NM66C08 A        CS160EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM88C47          NM88C47 A        CS160EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM66C16          NM66C16 A        CS160EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
MEMORY             NM66C47          NM66C47 A        CS160EE                                                50%       6-Jan-97
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LOGIC              GTL16612         AAA3056E         CS80A                                                   NA       8-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
LOGIC              GTL16612         ABA3056E         CS80A                                                   NA       8-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
LOGIC              GTL16612         ACA3056E         CS80A                                                   NA       8-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
LOGIC              GTL16616         AAA3056E         CS80A                                                   NA       8-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
LOGIC              GTLP16612        AAA3056E         CS80A                                                   NA       8-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
LOGIC              GTLP16612        ABA3056E         CS80A                                                   NA       8-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
LOGIC              GTLP16612        ACA3056E         CS80A                                                   NA       8-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
LOGIC              GTLP16612        ADA3056E         CS80A                                                   NA       8-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
LOGIC              GTLP16612        BEA3056E         CS80A                                                   NA       8-Jan-97
-------------------------------------------------------------------------------------------------------------------------------
LOGIC              GTLP16612        BFA3056E         CS80A                                                   NA       8-Jan-97
-------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT D

                      CAPACITY REQUEST AND RESPONSE FORMATS


                                   ========================================================================
Arlington                            FY97     FY97     FY97     FY97     FY98     FY98     FY98     FY98
                                     Per      Per      Per      Per      Per      Per      Per      Per
                                      9        10       11       12       1        2        3        4
                 ------------------========================================================================
                 Workdays             34       27       28       35       27       27       35       27
===================================------------------------------------------------------------------------
Starts Forecast by Fab Details:
Raw by Size
===================================
MEMORY      CS160EE                   0        0        0        0        0        0        0        0
MEMORY      CS200EE                   0        0        0        0        0        0        0        0
LOGIC CS080A                          0        0        0        0        0        0        0        0

                  Total TE            0        0        0        0        0        0        0        0
===================================


                                   ========================================================================
Outsourced                           FY97     FY97     FY97     FY97     FY98     FY98     FY98     FY98
Wafers                               Per      Per      Per      Per      Per      Per      Per      Per
                                      9        10       11       12       1        2        3        4
                 ------------------========================================================================
                 Workdays             34       27       28       35       27       27       35       27
===================================------------------------------------------------------------------------
Starts Forecast by Fab Details:
Raw by Size
===================================
LOGIC TSMC 0.35(mu)                   0        0        0        0        0        0        0        0

LOGIC             Total TSMC          0        0        0        0        0        0        0        0
===================================

Section 6                                                                1/10/97

                                  Schedule `D'
                            Proposed Scheduling Table
                              (for flip agreement)

FORECAST TIMETABLE

Week
Day
---------------------------------------------------------------
    Period 12        Period 1       Period 2       Period 3
---------------------------------------------------------------
   1 2 3  4  5    1  2 3 4  5    1  2 3  4  5    1 2 3  4  5
---------------------------------------------------------------
1
---------------------------------------------------------------
2            ZA             A               A              ZA
---------------------------------------------------------------
3
---------------------------------------------------------------
4
---------------------------------------------------------------
5      R  Y              R  Y            R  Y        R  Y
---------------------------------------------------------------

R=FSC PROVIDES 8 PD FORECAST TO NSC
Y=NSC PROVIDES CAPACITY RESPONSE TO FSC
Z=FSC PLACES BLANKET 3 PD PURCHASE ORDER WITH NSC
A=FSC RELEASES DETAIL OF WAFER STARTS FOR THE FOLLOWING PERIOD

                                    EXHIBIT E

                             DIE COST IMPACT SHARING

1.0  GENERAL

1.1 Fairchild and National will implement 50:50 sharing of yield gain and loss implemented in accordance with the principles set forth in this Exhibit.

1.2 The yield adjustment amount will be calculated at the end of the first six
(6) fiscal periods ("Fiscal Half") from the Effective Date and each Fiscal Half thereafter, retroactively. Fairchild will pay National a yield premium fee in the case of average yield improvement; National will reimburse Fairchild in the case of average yield degradation

1.3 Net Die Per Wafer (NDPW) will be used as the basis for the calculation.

2.0 ESTABLISHING YIELD BASELINE

2.1 In order to qualify for die cast sharing, Products must (i) have achieved a minimum production volume of at least ninety-six (96) Wafers (i.e., the equivalent of at least four 24-Wafer or eight 12-Wafer lots) per period for three (3) of the preceding six (6) fiscal periods (a minimum of 288 Wafers) and
(ii) have a stable yield history (e.g., without known yield or test sensitivities. The baseline NDPW of each qualifying Product as of the Effective Date shall be the average NDPW of the preceding six (6) fiscal periods. Baseline NDPWs will reset twelve (12) fiscal periods ("Fiscal Year") after the Effective Date and at the end of each Fiscal Year thereafter.

2.2 A baseline NDPW will be established for a new Product after the Product has achieved a minimum production volume of at least 96 Wafers per fiscal period (i.e., the equivalent of at least four 24-Wafer of eight 12-Wafer lots) for three (3) of the preceding six (6) fiscal periods (a minimum of 288 Wafers) and
(ii) has established a stable yield history (e.g., without known yield or test sensitivities). Once a baseline NDPW has been established for a Product and mutually agreed upon by the Parties, such baseline NDPW will remain in effect until the next Fiscal Year reset point.

2.3 In case of a change in the sort program which affects the yield, a new baseline NDPW will be mutually agreed upon based on the effect of the change on the Product yield. The new baseline will apply to all lots measured after the change has been implemented.

2.4 In the case of a Mask change which affects the yield, a new baseline NDPW will be established as provided in Paragraph 2.2 of this Exhibit.

2.5 For Products that are not sorted by National the Parties will agree on procedures to assure that production sort programs cannot be changed without National's acknowledgment, and the provisions of Paragraph 2.3 of this Exhibit shall apply to any such changes.

2.6 In order for a Product that is not sorted by National to qualify for die cast sharing, Fairchild must make wafer sort and yield data, and wafers (at National's cost) as required for analysis, available to National on a timely basis and in conformance with National's own internal requirements for such data.

3.0 CALCULATIONS

3.1 At the end of each Fiscal Half, a Product list to be used for the yield adjustment calculation will be mutually agreed by the Parties. Each Product in this list shall (i) have an established baseline NDPW; ( ii ) have achieved a minimum production volume of at least ninety-six (96) Wafers per period (i.e. the equivalent of four 24-Wafer or 8 12-Wafer lots) for three (3) of the preceding six (6) fiscal periods (a minimum of 288 Wafers); and (iii) have established a stable yield history (e.g., without known yield or test sensitivities).

3.2 The percent change in NDPW for the preceding Fiscal Half will be calculated for each qualifying Product based on the difference between the baseline and actual NDPW for the Product;

3.3 The semiannual adjustment for die cast sharing will equal:
           (Base Wafer Price) X (NDPW Percent Change) X (0.5) X (Wafers Shipped)

3.4 The total adjustment will be the sum of the adjustments of the qualifying Products.

3.5 National will perform the die cast sharing calculation and provide an accounting to Fairchild following the end of each Fiscal Half together with an invoice of a credit for the die cost adjustment amount.

4.0 OTHER

4.1 MYA will be used in conjunction with die cost sharing for purposes of identifying "Maverick" wafers that will be discarded (unless Fairchild agrees to accept). For Products that qualify for die cost sharing, the baseline NDPW will be used as the basis for defining the MYA for the Product.

4.2 Wafer price adjustments to reflect changes in National's manufacturing cost base are independent of die cost sharing.

                                    EXHIBIT F
                            WAFER ACCEPTANCE CRITERIA

National Electrical Test Acceptance Method:

Acceptance of National Wafers for shipment to Fairchild shall be determined per mutually agreed upon electrical parameter test distribution performance with standard test die. National's wafer acceptance methodology is detailed in Arlington specification SP-0008. The method depends on two classes of Kiethley files:

      Limit files                               Identified as *.lim
      Dispo (sition) files                      Identified as *.dsp

The former contain the electrical test limits, and the latter define the accept/reject criteria per wafer, and in some cases per lot, by individual test. The *.lim and *.dip files are identified in Exhibit A.

Arlington, Texas Wafer Acceptance and Wafer Sort:

1. Each lot will be sampled at PCM test prior to Wafer sort. Five wafers per lot will be sampled and subjected to electrical test.

2. In the event that one of or more Wafers in the lot sample fail the acceptance criteria, then 100% testing of the remaining Wafers in the lot will be performed and the *.dsp acceptance criteria shall be applied to each Wafer.

3. Electrical Test parameter distributions will be made available to National on a monthly basis.

National Wafer Fabrication and Fairchild Wafer Sort:

1. A ten (10) Wafer lot sample will be tested to the applicable PCM specification prior to shipment to NSC. Keithly *.dsp and *.lim files will govern the acceptances and rejections. In the event that one or more sample wafers fails the PCM test, 100% testing of residual wafers will be performed, and all Wafers which pass the PCB will be shipped to National.

2. Individual PCM SPECIFICATIONS (BY Process) are defined by the files called out in Exhibit A.

3. Electrical Test parameter distributions will be made available on a monthly basis.

                                    EXHIBIT G

                              PRICES FOR WAFER SORT

[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

Wafer Sort Cost per Wafer

      [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

      [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

Non-recurring Costs:

Because of the planned evolution of the products currently sorted in[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], it is not anticipated that the costs associated with new products will be incurred.

                                    EXHIBIT H
                             Eight Inch Wafer Detail

Eight inch Wafer Process Flow

--------------------------------------------------------------------------------
                               Process Description and
  Process Name                Acceptance Specification                 Status
--------------------------------------------------------------------------------
[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE      Qual
SECURITIES AND EXCHANGE COMMISSION]
--------------------------------------------------------------------------------

Eight Inch Wafer Demand

        ------------------------------------------------------------------------
        Q497 Q198 Q298 Q398 Q498 Q199 Q299 Q399 Q499 Q100 Q200 Q300 Q400
        ------------------------------------------------------------------------

Starts [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

Eight Inch Wafer Price

      [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                    EXHIBIT K
                       CYCLE TIME AND EXPEDITED PROCESSING

Fiscal  Year 1998 Wafer Processing Cycle Times (in Days)


[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Fab:

                          Standard            Hot Lot            Super Hot
      Process           cycle time          cycle time          cycle time
      -------           ----------          ----------          ----------

[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

Charges for Expedited Processing

Fairchild will be charged a premium per hot lot started as follows:

      for Hot Lots, the premium will be[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] per [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

      for Super Hot Lots' the premium will be [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] per [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

The standard lot sizes of 12 or 24 Wafers will apply.

                                    EXHIBIT L

1. Shortly prior to the conclusion of the first six (6) fiscal periods of this Agreement ("Fiscal Half"), the Parties shall meet in order to determine new prices for the second Fiscal Half. At the meeting the Parties will review the manufacturing history during such part of the first Fiscal Half, for which such information shall be available, in order to determine the Facility's actual manufacturing cost base, which shall be consistent with National's standard cost accounting practices in effect as of the Effective Date (the "Reference Cost Base"). If the Reference Cost Base, plus a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] is less than the price applicable for the first Fiscal Half, prices for the second Fiscal Half will be equal to its Reference Cost Base, plus a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Otherwise, the prices will remain the same as during the first Fiscal Half.

      The Reference Cost Base and second Fiscal Half prices will remain in effect for the remaining term of this Agreement. Shortly prior to the conclusion of the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] period of this Agreement, and every [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] fiscal periods thereafter, the Parties shall meet in order to determine National's actual manufacturing costs, which shall be consistent with National's standard cost accounting practices in effect as of the Effective Date, for the preceding Fiscal Half. If National's actual costs during the previous Fiscal Half were lower than its Reference Cost Base, the Parties shall calculate what Fairchild would have paid if such actual costs had been used in originally setting the prices, rather than the Reference Cost Base. National shall give Fairchild a credit equal to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the savings Fairchild would have relaxed of it had paid the recalculated prices. No monies will be owing to or from Fairchild or to or from National if National's actual costs during the preceding Fiscal Half were higher than the Reference Cost Base.

2. The prices for Wafers purchased during a National fiscal year in excess of the Forecast Volumes will be negotiated by the Parties on a case by case basis.

3. Pricing for any extension and/or ramp-down period beyond the first thirty-nine (39) fiscal periods of this Agreement will be negotiated in good faith by the Parties.

                                    EXHIBIT M

 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                      EXCHANGE COMMISSION] PERIOD FORECAST

Texas:  Physical 6-inch starts


                      --------------------------------      ------------------------------------------------------
                         1H         2H                          1H         2H
Family                  FY 97     FY 97       FY97            FY 98      FY 98      FY 98     FY 99      FY100
                      --------------------------------      ------------------------------------------------------

[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]
[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                    EXHIBIT N

                       WAFER PRICING FOR FOUNDRY SERVICES

These prices, which reflect Wafers processed to commercial standards, shall be in effect for the first six fiscal periods of this agreement:

[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]